UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 20, 2026

AmpliTech Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40069	27-4566352
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Plant Avenue, Hauppauge, NY	11788
(Address of Principal Executive Offices)	(Zip Code)

(631)-521-7831

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMPG	The Nasdaq Stock Market LLC
Warrants to Purchase Common Stock	AMPGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Registered Direct Offering

Securities Purchase Agreement

On January 26, 2026, AmpliTech Group, Inc., a Nevada corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with five institutional investors (the “Purchasers”) pursuant to which the Company agreed to sell in a registered direct offering (the “Offering”) 2,230,00 Units (“Units”) at $4.055 per Unit, with each Unit consisting of one share of common stock at par value $0.001 per share (“Common Stock”), one Series A Right to purchase one share of Common Stock at an exercise price of $5.00 (the “Series A Right”) and one Series B Right to purchase one share of Common Stock at an exercise price of $6.00 (the Series B Right, and together with the Series A Right, the “Series Rights”). The Common Stock and the Series Rights comprising the Units may only be purchased as a Unit but will be issued separately. The Series A Rights and Series B Rights may be exercised commencing on their date of issuance and continuing until their expiration dates, respectively, July 18, 2026 and November 20, 2026. Upon the respective expiration dates of the Series Rights, there will be one closing for each Series Rights. The closing of the Offering is expected to occur on or about January 27, 2026 (the “Closing Date”). The Series Rights provide the Purchasers substantially the same rights and entitlements as those Series A Rights and Series B Rights issued in connection with the units rights offering previously disclosed by the Company (the “Rights Offering”), which are set forth in the Series A Right Certificate and Series B Right Certificate filed as Exhibits 4.2 and 4.3, respectively, (the “Series Certificates”) to Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on October 30, 2025.

The gross proceeds to the Company from the sale of the Units in the Offering is expected to be approximately $9,042,650, before deducting the placement agent’s fees and other estimated offering expenses payable by the Company.

The offering of the Securities was made pursuant to a Company’s Registration Statement on Form S-3 (Registration No. 333-288863) (the “Registration Statement”), that was filed with the Commission under the Securities Act of 1933, as amended (the “Securities Act”), on July 22, 2025, as amended, and subsequently declared effective by the Commission on August 4, 2025. The Company filed a prospectus supplement dated January 26, 2026 with the Commission in connection with the offer and sale of the Securities on January 26, 2026 (the “Prospectus Supplement”).

Placement Agency Agreement

On January 26, 2026, the Company entered into a placement agency agreement with Moody Capital Solutions, Inc. (the “Placement Agent”) (the “Placement Agency Agreement”), pursuant to which the Company agreed to pay the Placement Agent an aggregate fee equal to 6.0% of the aggregate gross proceeds received by the Company from the sale of the Securities, which includes proceeds from the sale of the Units and the exercise of the Series Rights in the offering. The Company also agreed to reimburse the Placement Agent for up to $15,000 in accountable expenses, including the Placement Agent’s legal counsel’s fees.

The representations, warranties and covenants contained in the Purchase Agreement and Placement Agency Agreement were made solely for the benefit of the parties to the Purchase Agreement and Placement Agency Agreement. In addition, such representations, warranties and covenants: (1) are intended as a way of allocating the risk between the parties to such agreements and not as statements of fact, and (2) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement and Placement Agency Agreement are filed with this Current Report on Form 8-K only to provide investors with information regarding the terms of the transactions described herein, and not to provide investors with any other factual information regarding the Company. Information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement or Placement Agency Agreement, which subsequent information may or may not be fully reflected in public disclosures.

As previously disclosed, the Placement Agent has previously entered into a dealer manager agreement dated October 30, 2025 with the Company pursuant to which it acted as dealer manager in connection with the Rights Offering.

Lock-Up Agreement

Pursuant to a Lock-Up Agreement with the Placement Agent, the Company’s directors and executive officers agreed for a period of 60 days, after the Closing Date, subject to certain exceptions, not to directly or indirectly offer, sell, or otherwise transfer or dispose of, directly or indirectly, any common stock of the Company or any securities convertible into or exercisable or exchangeable for common stock of the Company.

The forms of the Purchase Agreement, Placement Agency Agreement and the Lock-Up Agreement are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K. The forms of Series A Right Certificate and Series B Right Certificate were filed as Exhibits 4.2 and 4.3, respectively, to Current Report on Form 8-K filed with the Commission on October 30, 2025. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

A copy of the legal opinion issued by the Company’s legal counsel relating to certain legal matters in connection with the offering and the validity of the securities offered by the Prospectus Supplement is filed as Exhibit 5.1 to this Current Report and incorporated by reference into the Prospectus Supplement.

Independent Director Agreements

On January 20, 2026, AmpliTech Group, Inc., a Nevada corporation (the “Company”), entered into a form of director agreement (the “Director Agreement”) with each of the foregoing independent directors: Mr. Andrew Lee, Mr. Daniel Mazziota and Mr. Shailesh “Sonny” Modi. The Director Agreement provides for a one (1) year term unless terminated earlier upon certain events set forth in the Director Agreement, which includes among other things, resignation or removal. In addition, the Director Agreement also provides, among other things, reimbursement of expenses for attending meetings, indemnification and annual compensation of 15,000 Restricted Stock Units pursuant to the Company’s Amended and Restated 2020 Equity Incentive Plan, as amended for services.

The foregoing description of the Director Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. In addition, on January 20, 2026, pursuant to recommendation of the Compensation Committee, the Board of Directors approved annual compensation for the following officers of the Company, effective as of October 1, 2025: $600,000 per year for Fawad Maqbool, President and CEO/CTO, and $350,000 per year for Louisa Sanfratello, CFO and Jorge Flores, COO.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
4.1	Form of Transferable Series A Rights Certificate (Incorporated by reference to Exhibit 4.2 to Form 8-K filed with the SEC on October 30, 2025)
4.2	Form of Transferable Series B Rights Certificate (Incorporated by reference to Exhibit 4.3 to Form 8-K filed with the SEC on October 30, 2025)
5.1	Legal Opinion of Lewis Brisbois Bisgaard Smith LP
10.1	Form of Securities Purchase Agreement
10.2	Form of Placement Agency Agreement
10.3	Form of Lock-Up Agreement
10.4	Form of Director Agreement
23.1	Consent of Lewis Brisbois Bisgaard Smith LP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLITECH GROUP INC.

Date: January 26, 2026	By:	/s/ Fawad Maqbool
	Name:	Fawad Maqbool
	Title:	Chief Executive Officer